EXHIBIT 99.1

Raymond James Institutional Investors Conference

(Based upon Fourth Quarter and Year-End 2004 results)

March 7, 2005

www.j2global.com

  Future operating results

  Subscriber growth and retention

  Earnings growth and expectations

  New products, services and features

  Corporate spending

  Liquidity

  Network capacity and coverage

  Regulatory developments

  Taxes

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled “2005 Financial Guidance”. These forward-looking statements are based on management’s current expectations or beliefs as of March 7, 2005 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

Safe Harbor for Forward-Looking Statements

All information in this presentation speaks as of March 7, 2005 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

Inability to sustain growth in our customer base, revenue or profitability

Competition in price, quality, features and geographic coverage

Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desirable locations

Enactment of burdensome telecommunications or Internet regulations

Reduced use of fax services due to increased use of email or widespread adoption of digital signatures

Limitations on the usability of our federal and state net operating loss carry-forwards

Inadequate intellectual property protection or violations of third party intellectual property rights

System failures or breach of system or network security

Failure to expand and upgrade our systems and network infrastructure to accommodate increased traffic

Inability to adapt to technological change, or third party development of new technologies superior to ours

Economic downturns in industries which rely heavily on fax transmissions

Loss of services of executive officers and other key employees

Loss of third party suppliers and marketing relationships, and inability to enter into new such relationships on acceptable terms

Other factors set forth in our Annual Report on Form 10-K filed on 3/15/04 and the other reports filed by us from time to time with the SEC

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

j2 Global deploys the power of the
Internet to deliver business critical
communication and messaging services to
individuals and corporations throughout
the world.

j2 Global

j2 jConnect

jfax

eVoice

eFax

onebox

eFax Corporate

Consensus

ELECTRIC MAIL

M4 INTERNET

jBlast POWERED BY j2

PaperMaster Pro

All brands names and logos are trademarks of

j2 Global Communications, Inc. in the U.S. and/or internationally.

Unique Assets

8.7 million subscribed telephone numbers (DIDs)

Global advanced messaging network

1,500+ cities in 22 countries on 5 continents

11.9MM+ unique DIDs worldwide in inventory

Patented technology

A portfolio of 23 issued U.S. patents, and numerous pending U.S. patent applications, issued foreign patents and pending foreign applications

Expertise

Effective customer acquisition strategies and Web marketing

Breadth, depth and management of a complex network & architecture

Strong financial position

31 consecutive quarters of Revenues growth

12 consecutive quarters of positive and growing Operating Earnings

46% year-over-year Revenues growth

54% year-over-year Pre-Tax Earnings growth

$93.8MM of cash & investments to fund growth (as of 12/31/04)

Nominal amount of debt

Subscriber Profile

Vertical Markets

Financial institutions

Real estate

Law firms & corporate legal departments

Medical

Government

Hospitality

Remote workers & “road warriors”

Value Proposition

Digitization (paper reduction)

Security

Privacy

Efficiency

Cost

Infrastructure replacement

Subscriber Acquisition

Individuals

Targeted Web marketing

      (e.g. AOL, Hotmail, Yahoo!, Google, AT&T, United Online, etc.)

Sold through: www.eFax.com and www.j2.com

Use  of  proprietary  Life  Cycle  Management   ( i.e.   Free     Paid conversions)

Advertising & Calling-Party-Pays revenue supports the Free base

Small to Mid-Sized Businesses

Sold through: www.eFaxCorporate.com , supported by Telesales

Self-service Web-based broadcast fax engine at www.jblast.com

Outsourced e-mail, spam & virus protection through Electric Mail

Use of proprietary Life Cycle Management (i.e. usage stimulation)

Large Enterprise/Government

Direct sales force

Marketed through Web and traditional direct selling methods

Use of proprietary Life Cycle Management (i.e. usage stimulation)

Paid Subscription Drivers

Five drivers for Paid subscription additions:

Subscribers coming directly to the Company’s Websites

Brand awareness

Search engine discovery

Free-to-Paid subscriber upgrades

Life Cycle Management

eFax Corporate SME sales

Hybrid Website and human interaction (i.e. Telesales)

Direct enterprise sales

Through the outside Corporate Sales team

Direct marketing spend for Paid subscribers

Targeted marketing

CPA deals

j2 Global

j2 Global Network
Asia/Pacific
The Americas
Europe

Source: US Census Bureau (2003), www.internetstats.com (2004 estimate) and j2 Global

John Smith
Executive Vice President
john.smith@wonderful.com
www.wonderful.com
Wonderful Entertainment, Inc.
123 Main Street
Suite 500
Los Angeles, CA 90028
Phone: (310) 555-1212
Fax: (310) 555-2121

j2 Global Communications, Inc.

Current population of j2 Global-served
countries:  717 million

Representing 226+ million Internet users

j2 Global has 554,000 international
subscribers

137 million total US employees

j2 Global has 8.2 million U.S. subscribers

Everyone has a fax number
on their business cards…
but the smart ones get
their faxes delivered to
their e-mail.

1,500+ cities

in 22 countries

on 5 continents

International Traction

Website content, sales and support in English, Spanish, German,
French and Dutch

Non-U.S. Website visits grew by 29% between Q4 2003 and Q4 2004

Expansion of the “Free” model throughout Europe

460,000 telephone numbers assigned in the UK, France, Germany and the Netherlands

Localized marketing campaigns in Europe and the Pacific Rim

ISP integration and co-branded services agreements launched

Search & advertising placements implemented

Expansion of new services

Geographic expansion in new European and Asian countries/cities

j2 Global

eFax PaperMaster Pro eVoice ELECTRIC MAIL onebox j2 jConnect

j2 Global Communications, Inc.

Product Roadmap

Inbound Fax to Email

Outbound Fax via Email

Fax broadcasting

Secure fax

OCR

PDF delivery

Fax storage/archive

Smart Caller ID

New notification methods

Voice

Services

Inbound VM to Email

Voicemail management

Telephone access

Conference Calling

Enhanced voicemail

Call screening

Call forwarding

Voicemail interrupt

Collaboration

Unified

Messaging

& Comm.

Services

Integrated Email,
voicemail & fax services

Find me/Follow me

Wireless messaging and

    notification

ProtoFax®

Messenger 3.0

HotSend®

PaperMaster ProTM

Currently offered

Future opportunities

Document

Management

Email

Services

Permission-based

   Email marketing

Outsourced Email

Spam control

Virus filtering

Message storage

Hosted ExchangeTM

IP

Fax

Exchange is a registered Trademark of the Microsoft Corporation

Financial Highlights

j2 Global

(Millions)
$30.0
$28.0
$26.0
$24.0
$22.0
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Q1 '97
Q2 '97
Q3 '97
Q4 '97
Q1 '98
Q2 '98
Q3 '98
Q4 '98
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04
Q3 '04
Q4 '04

j2 Global Communications, Inc.

Historical Revenue & Operating Income Growth

31 consecutive quarters of Revenue growth

12 consecutive quarter of Operating Earnings growth

j2 Global

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
(Percentage of Total Revenue)
82.6%
84.1%
84.3%
84.3%
85.1%
Gross Margin
41.4%
43.5%
42.6%
43.0%
44.0%
Operating Margin
G&A
18.5%
Sales & Marketing
17.5%
Engineering
5.1%
Q4 '03
Q1 '04
Q2 '04
Q3 '04
Q4 '04

j2 Global Communications, Inc.

Cost Trends

j2 Global

$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
(Millions)
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04
Q3 '04
Q4 '04
Net Earnings
Free Cash Flow

j2 Global Communications, Inc.

Earnings & Free Cash Flow

(1) Excludes benefit of $9.5 million to record the reversal of certain valuation allowances of our deferred tax assets.

(2)  Prior to Q4 2003, the Company accrued tax expense at the rate of 5% or less.

(3) Net cash provided by operating activities, less purchases of property & equipment.  Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

(3)

(1)

(2)

     (in millions)

Q1 '03

Q2 '03

Q3 '03

Q4 '03

Q1 '04

Q2 '04

Q3 '04

Q4 '04

Net cash provided by operating activities

$5.308

$8.542

$8.623

$10.375

$10.252

$13.044

$13.240

$14.785

Purchases of property & equipment

(0.300)

(1.414)

(0.947)

(0.906)

(0.319)

(1.442)

(1.337)

(3.883)

Free Cash Flow

$5.008

$7.128

$7.676

$9.469

$9.933

$11.602

$11.903

$10.902

2005 Financial Guidance

(1) Assumes an annual tax rate of between 25-28% and diluted shares of 25.8 million as of January 31, 2005

$0.39

$32.2

Q1

2005

$1.70 - 1.75

Net Earnings per Share (1)

$145 - 148

Revenues (millions)

Year-End

2005

(Reaffirmed 3/07/05)

Appendix

Metrics

Q1

Q2

Q3

Q4

Total

Q1

Q2

Q3

Q4

Total

Fixed Subscriber Revenues

$9,916

$11,177

$12,121

$13,976

$47,190

$16,021

$17,750

$19,122

$20,823

$73,716

Variable Subscriber Revenues

4,538

5,130

5,685

5,542

20,895

6,041

7,314

7,863

8,226

29,444

   Subscriber Revenues

$14,454

$16,307

$17,806

$19,517

$68,084

$22,062

$25,063

$26,985

$29,050

$103,160

Other Revenues

754

1,097

957

3,538

880

749

3,183

      Total Revenues

$15,208

$17,037

$18,903

$20,474

$71,622

$22,942

$25,831

$27,771

$29,799

$106,343

DID Based Revenues

$14,063

$15,835

$17,478

$19,216

$66,592

$21,664

$24,057

$25,994

$27,937

$99,652

Non-DID Revenues

1,145

1,202

1,424

1,258

5,029

1,278

1,774

1,777

1,862

6,691

      Total Revenues

$15,208

$17,037

$18,903

$20,474

$71,622

$22,942

$25,831

$27,771

$29,799

$106,343

Subscriber Revenue/Total Revenues

95.0%

95.7%

94.2%

95.3%

95.1%

96.2%

97.0%

97.2%

97.5%

97.0%

DID Based/Total Revenues

92.5%

92.9%

92.5%

93.9%

93.0%

94.4%

93.1%

93.6%

93.8%

93.7%

%

Fixed

Subscriber Revenues

68.6%

68.5%

68.1%

71.6%

69.3%

72.6%

70.8%

70.9%

71.7%

71.5%

%

Variable

Subscriber Revenues

31.4%

31.5%

31.9%

28.4%

30.7%

27.4%

29.2%

29.1%

28.3%

28.5%

Paid DIDs

304,969

348,988

380,230

400,245

434,616

469,328

515,162

553,949

Average Monthly Revenue/DID

$15.59

$15.52

$15.36

$15.73

$16.68

$17.22

$16.95

$16.87

Cancel Rate

(1)

3.6%

3.0%

2.8%

3.3%

2.9%

2.4%

2.6%

2.7%

Free DIDs

4,320,975

4,825,991

5,146,838

5,150,388

5,843,167

6,873,083

7,106,249

8,180,452

Average Monthly Revenue/DID

$0.05

$0.04

$0.05

$0.05

$0.05

$0.04

$0.04

$0.04

Total DID Inventory (MM)

5.8

6.5

6.7

7.1

8.6

9.5

11.3

11.9

Cities Covered

1,000

1,000

1,100

1,100

1,300

1,350

1,400

1,500

Countries Covered

18

19

20

20

20

20

20

22

Gross Margin

80.2%

80.9%

81.5%

82.6%

81.4%

84.1%

84.3%

84.3%

85.1%

84.5%

Operating Margin

34.2%

36.1%

39.2%

41.4%

38.0%

43.5%

42.6%

43.0%

44.0%

43.3%

Cash/Funds Available for Growth

(millions)

$38.7

$46.5

$54.5

$63.8

$67.4

$74.2

$83.9

$93.8

Free Cash Flow

(2)

(millions)

$5.0

$7.1

$7.7

$9.5

$29.3

$9.9

$11.6

$11.9

$10.9

$44.3

(1)

Cancel Rate is defined as individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within a calendar month), and DIDs realted to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.

(2)

Free Cash Flow is net cash provided by operating activities, less purchases of property and equipment.  In Q4 2003, it excludes the benefit of $9.5 million to record the reversal of certain valuration allowances of defered tax assets.

2003

2004

®